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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-96473) and (No. 33-30374) of eLoyalty Corporation's of our report dated February 15, 2000 appearing in this eLoyalty Corporation Report on Form 10-K for the year ended December 31, 1999.

/s/ PricewaterhouseCoopers LLP

March 30, 2000
Chicago, Illinois